PURCHASE ORDER

MARTIN MARIETTA SERVICES, INC.
A Lockheed Martin Company
______________________________________________________________________________

NUMBER:  G717053J74    DATE:   12/03/96

CHANGE ORDER:    000   PAGE:    1

VENDOR ID:     057889   ENTESYSTGERM -S


SELLER:       ENTERTEK SYSTEM   c/o e-Net, Inc.
              12800 MIDDLEBROOK ROAD
              SUITE 200
              FAX 301/601-8777

       GERMANTOWN           MD  20874

ATTN:

       DAVID W. WELLS     301/601-8700

SHIP TO

         LOCKHEED MARTIN SVC., INC.
         5203 LEESBURG PIKE
         SUITE 1500
         FALLS CHURCH         VA 22041

NOTIFY   FRED LYSSY        703/845-8181

   MAIL THREE INVOICE COPIES TO:

BILL TO

         LOCKHEED MARTIN SVC., INC.
         5203 LEESBURG PIKE
         SUITE 1500
         ATTN: ACCOUNTS PAYABLE
         FALLS CHURCH VA  22041

CONTRACT NO:   DCA100-96-D-0049

DPAS RATING:   DOA7

SHOP ORDER NO.: AS ASSIGNED

RELEASE NO.:


                                    NOTICE
1. OUR ORDER NO. MUST APPEAR ON ALL CORRESPONDENCE, INVOICES, PACKAGES AND SHIPPING MEMORANDA.

2. THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS STATED ON THE FACE AND BACK OF THIS FORM AND ON ANY PURCHASE ORDER SUPPLEMENT ATTACHED HERETO. ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER OR NOT MATERIALLY DIFFERENT, SET FORTH IN ANY COMMUNICATION FROM THE SELLER ARE OBJECTED TO AND ARE HEREBY
   REJECTED.

3. TO AVOID DELAYS IN PAYMENT, INVOICES MUST CONTAIN ITEM DESCRIPTIONS WHICH READ EXACTLY AS SHOWN ON THE ORDER AND MUST REFERENCE THE SAME UNIT PRICES AND UNITS OF MEASURE.

4. IF A DPAS RATING CODE APPEARS; THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATION SYSTEM REGULATION (15 CFR PART 700)
______________________________________________________________________________

SHIP VIA:                            FOB:

______________________________________________________________________________

PAYMENT TERMS:      NET 30           TAX EXEMPT NO.:

______________________________________________________________________________
I/N     QUANTITY    U/M    PART NO./DESCRIPTION     UNIT PRICE    TOTAL PRICE
______________________________________________________________________________

THIS IS AN INDEFINITE DELIVERY, INDEFINITE QUANTITY (ID/IQ) SUBCONTRACT BETWEEN LOCKHEED MARTIN SERVICES, INC., HEREINAFTER KNOWN AS LOCKHEED MARTIN, AND ENTERTEK SYSTEMS, HEREINAFTER KNOWN AS SELLER OS SUBCONTRACTOR.

THIS SUBCONTRACT IS STRUCTURED AS A BLANKET PURCHASE ORDER AGAINST WHICH RELEASES MAY BE ISSUED. BLANKET ORDER RELEASES WILL BE ISSUED FOR PERFORMANCE UNDER SPECIFIC PRIME CONTRACT TASK ORDERS. IN GENERAL, ONE RELEASE WILL BE ISSUED FOR EACH PRIME CONTRACT TASK ORDER THAT SUBCONTRACTOR SUPPORTS. UNLESS SPECIFIED OTHERWISE IN A PARTICULAR RELEASE, RELEASES WILL BE ISSUED AS FIXED UNIT PRICE LEVEL-OF-EFFORT TERM RELEASES, WITH A COST REIMBURSABLE FEATURE TO COVER ANY AUTHORIZED TRAVEL ON THE RELEASE.

THIS BLANKET PURCHASE ORDER IS NOT A COMMITMENT ON THE PART OF LOCKHEED MARTIN. RATHER, COMMITMENT IS MADE THROUGH THE ISSUANCE OF RELEASES OR OTHER CONTRACTUAL DOCUMENTS ISSUED AGAINST THE BLANKET ORDER. RELEASES OR OTHER CONTRACTUAL DOCUMENTS ISSUED AGAINST THE BLANKET BY LOCKHEED MARTIN PROCUREMENT WILL BE THE ONLY AUTHORIZATION FOR PERORMANCE UNDER THIS CONTRACT.

SUBCONTRACTOR WILL RECEIVE A REQUEST FOR PROPOSAL FOR EACH STATEMENT OF

______________________________________________________________________________
PROJECT PRIORITY


06-20-902(2/96)

                                                    __________________________
                                                    BUYER         RELEASE DATE

PURCHASE ORDER
______________________________________________________________________________
MARTIN MARIETTA SERVICES, INC.
A Lockheed Martin Company

NUMBER:  G717053J74    DATE:   12/03/96

CHANGE ORDER:    000   PAGE:    2

VENDOR ID:     057889   ENTESYSTGERM -S

SELLER

       ENTERTEK SYSTEM
       12800 MIDDLEBROOK ROAD
       SUITE 200
       FAX 301/601-8777

       GERMANTOWN           MD  20874

ATTN:
       DAVID W. WELLS   301/601-8700

SHIP TO
         LOCKHEED MARTIN SVC., INC.
         5203 LEESBURG PIKE
         SUITE 1500

         FALLS CHURCH         VA 22041

NOTIFY   FRED LYSSY        703/845-8181

   MAIL THREE INVOICE COPIES TO:

BILL TO
         LOCKHEED MARTIN SVC., INC.
         5203 LEESBURG PIKE
         SUITE 1500
         ATTN: ACCOUNTS PAYABLE

         FALLS CHURCH         VA
                          22041
CONTRACT NO:   DCA100-96-D-0049
DPAS RATING:   DOA7
SHOP ORDER NO.: AS ASSIGNED
RELEASE NO.:

                                    NOTICE
1. OUR ORDER NO. MUST APPEAR ON ALL CORRESPONDENCE, INVOICES, PACKAGES AND SHIPPING MEMORANDA.

2. THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS STATED ON THE FACE AND BACK OF THIS FORM AND ON ANY PURCHASE ORDER SUPPLEMENT ATTACHED HERETO. ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER OR NOT MATERIALLY DIFFERENT, SET FORTH IN ANY COMMUNICATION FROM THE SELLER ARE OBJECTED TO AND ARE HEREBY
   REJECTED.

3. TO AVOID DELAYS IN PAYMENT, INVOICES MUST CONTAIN ITEM DESCRIPTIONS WHICH READ EXACTLY AS SHOWN ON THE ORDER AND MUST REFERENCE THE SAME UNIT PRICES AND UNITS OF MEASURE.

4. IF A DPAS RATING CODE APPEARS; THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATION SYSTEM REGULATION (15 CFR PART 700)

______________________________________________________________________________
SHIP VIA:                            FOB:

______________________________________________________________________________
PAYMENT TERMS:      NET 30           TAX EXEMPT NO.:

______________________________________________________________________________
I/N     QUANTITY    U/M    PART NO./DESCRIPTION     UNIT PRICE    TOTAL PRICE
______________________________________________________________________________

WORK ISSUED UNDER THE DEIS II CONTRACT FOR WHICH LOCKHEED MARTIN ANTICIPATES REQUIRING THE SERVICES OF SUBCONTRACTOR. EACH PROPOSAL SUBMITTED BY SUBCONTRACTOR WILL BE EVALUATED WITH REGARD TO THE LABOR CATEGORIES, THE LEVEL OF EFFORT AND THE TRAVEL PROPOSED, AND THE NEGOTIATED LABOR RATES.

THIS BLANKET IS ESTABLISHED AT A NOT-TO-EXCEED CEILING OF $500,000.

THIS BLANKET ORDER IS VALID FROM 03 DECEMBER 1996 THRU 01 JULY 1997.

UNLESS EXTENDED BY FORMAL CHANGE ORDER, THIS BLANKET PURCHASE ORDER WILL AUTOMATICALLY EXPIRE WHEN EITHER THE NOT-TO-EXCEED DOLLAR CEILING HAS BEEN REACHED OR THE VALIDITY DATE HAS EXPIRED.

PERFORMANCE UNDER RELEASES MAY INCLUDE FUTURE OPTION YEARS. LOCKHEED MARTIN RESERVES THE SOLE RIGHT TO EXERCISE ANY SUCH FUTURE OPTIONS. SUBCONTRACTOR SHALL HONOR NEGOTIATED FUTURE OPTION YEAR PERFORMANCE IF EXERCISED BY
LOCKHEED MARTIN. FUTURE OPTION YEAR PERFORMANCE SHALL BE EXERCISED ONLY UNDER THE CONDITION THAT LOCKHEEED MARTIN'S CORRESPONDING OPTION HAS BEEN EXERCISED AT THE PRIME CONTRACT LEVEL. LOCKHEED MARTIN SHALL NOTIFY SUBCONTRACTOR OF
ITS INTENT TO EXERCISE AN OPTION AS SOON AS PRACTICAL AFTER LOCKHEED
______________________________________________________________________________
PROJECT PRIORITY

06-20-902(2/96)



                                                    __________________________
                                                    BUYER         RELEASE DATE

PURCHASE ORDER

MARTIN MARIETTA SERVICES, INC.
A Lockheed Martin Company

NUMBER:  G717053J74    DATE:   12/03/96

CHANGE ORDER:    000   PAGE:    3

VENDOR ID:     057889   ENTESYSTGERM -S

       ENTERTEK SYSTEM
       12800 MIDDLEBROOK ROAD
       SUITE 200
          FAX 301/601-8777

       GERMANTOWN           MD  20874

ATTN:

       DAVID W. WELLS     301/601-8700

                                    NOTICE
1. OUR ORDER NO. MUST APPEAR ON ALL CORRESPONDENCE, INVOICES, PACKAGES AND SHIPPING MEMORANDA.

2. THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS STATED ON THE FACE AND BACK OF THIS FORM AND ON ANY PURCHASE ORDER SUPPLEMENT ATTACHED HERETO. ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER OR NOT MATERIALLY DIFFERENT, SET FORTH IN ANY COMMUNICATION FROM THE SELLER ARE OBJECTED TO AND ARE HEREBY REJECTED.

3. TO AVOID DELAYS IN PAYMENT, INVOICES MUST CONTAIN ITEM DESCRIPTIONS WHICH READ EXACTLY AS SHOWN ON THE ORDER AND MUST REFERENCE THE SAME UNIT PRICES AND UNITS OF MEASURE.

4. IF A DPAS RATING CODE APPEARS; THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATION SYSTEM REGULATION (15 CFR PART 700)

LOCKHEED MARTIN

SHIP TO
         LOCKHEED MARTIN SVC., INC.
         5203 LEESBURG PIKE
         SUITE 1500


         FALLS CHURCH         VA 22041
NOTIFY   FRED LYSSY        703/845-8181

   MAIL THREE INVOICE COPIES TO:

BILL TO
         LOCKHEED MARTIN SVC., INC.
         5203 LEESBURG PIKE
         SUITE 1500
         ATTN: ACCOUNTS PAYABLE

         FALLS CHURCH         VA 22041

CONTRACT NO:   DCA100-96-D-0049
DPAS RATING:   DOA7
SHOP ORDER NO: AS ASSIGNED
RELEASE NO.:

SHIP VIA:                            FOB:

PAYMENT TERMS:      NET 30           TAX EXEMPT NO.:

I/N     QUANTITY    U/M    PART NO./DESCRIPTION     UNIT PRICE    TOTAL PRICE

   MARTIN HAS BEEN NOTIFIED OF SAME BY GOVERNMENT. EXERCISING OF OPTIONS SHALL BE BY FORMAL CHANGE ORDER TO THE BLANKET PURCHASE ORDER.

   A CERTIFICATE OF INSURANCE PROVIDING PROOF OF CURRENT WORKER'S COMPENSATION AND LIABILITY COVERAGE MUST BE ON FILE WITH LOCKHEED MARTIN PROCUREMENT. SAID CERTIFICATE SHALL PROVIDE THAT AT LEAST
   TEN (10) DAYS' NOTICE BE GIVEN TO LOCKHEED MARTIN BEFORE SUCH INSURANCE IS TERMINATED OR CHANGED. SAID CERTIFICATE MUST BE
   RECEIVED BY LOCKHEED MARTIN PRIOR TO COMMENCEMENT OF ANY WORK AT
   A LOCKHEED MARTIN OR GOVERNMENT SITE. SUBCONTRACTOR SHALL RESUBMIT
   AS NECESSARY, UPDATED CERTIFICATES SO THAT LOCKHEED MARTIN HAS ON FILE AT ALL TIMES A CERTIFICATE EVIDENCING CURRENT COVERAGE.

   IN ADDITION TO THE TERMS AND CONDITIONS ON THE FACE AND BACK OF THIS
   ORDER, SUPPLEMENTS A, C, D, S, AND W, ATTACHMENT 1, "CONTINUATION OF SUBCONTRACT TERMS, "ATTACHMENT 2, "DEFINITIZED LABOR RATES,"
   ATTACHMENT 3, "DEIS II CONTRACT DCA100-96-D-0049, PART II - CONTRACT CLAUSES, SECTION I, CONTRACT CLAUSES, "ATTACHMENT 4, "PROVISIONS FOR CONTROL AND ACCOUNTING OF PROPERTY IN THE POSSESSION OF CONTRACTORS:
   DOC 300, "AND ATTACHMENT 5, "DEIS II LOCKHEED MARTIN AND SUBCONTRACTOR OPERATIONAL AND MARKETING PROCEDURES" ARE INCORPORATED HEREIN BY REFERENCE. ALSO INCORPORATED BY REFERENCE ARE: LOCKHEED MARTIN REQUEST FOR PROPOSAL

PROJECT PRIORITY

06-20-902(2/96)

BUYER       RELEASE DATE

PURCHASE ORDER
______________________________________________________________________________
MARTIN MARIETTA SERVICES, INC.
A Lockheed Martin Company

NUMBER:  G717053J74    DATE:   12/03/96

CHANGE ORDER:    000   PAGE:    4

VENDOR ID:     057889   ENTESYSTGERM -S

       ENTERTEK SYSTEM
       12800 MIDDLEBROOK ROAD
       SUITE 200
          FAX 301/601-8777

       GERMANTOWN           MD  20874

ATTN:
       DAVID W. WELLS   301/601-8700

SHIP TO
         LOCKHEED MARTIN SVC., INC.
         5203 LEESBURG PIKE
         SUITE 1500

         FALLS CHURCH         VA 22041

NOTIFY   FRED LYSSY        703/845-8181

   MAIL THREE INVOICE COPIES TO:

BILL TO

         LOCKHEED MARTIN SVC., INC.
         5203 LEESBURG PIKE
         SUITE 1500
         ATTN: ACCOUNTS PAYABLE

         FALLS CHURCH         VA 22041

CONTRACT NO:   DCA100-96-D-0049

DPAS RATING:   DOA7

SHOP ORDER NO.: AS ASSIGNED

RELEASE NO.:

                                    NOTICE
1. OUR ORDER NO. MUST APPEAR ON ALL CORRESPONDENCE, INVOICES, PACKAGES AND SHIPPING MEMORANDA.

2. THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS STATED ON THE FACE AND BACK OF THIS FORM AND ON ANY PURCHASE ORDER SUPPLEMENT ATTACHED HERETO. ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER OR NOT MATERIALLY DIFFERENT, SET FORTH IN ANY COMMUNICATION FROM THE SELLER ARE OBJECTED TO AND ARE HEREBY
   REJECTED.

3. TO AVOID DELAYS IN PAYMENT, INVOICES MUST CONTAIN ITEM DESCRIPTIONS WHICH READ EXACTLY AS SHOWN ON THE ORDER AND MUST REFERENCE THE SAME UNIT PRICES AND UNITS OF MEASURE.

4. IF A DPAS RATING CODE APPEARS; THIS IS A RATED ORDER FOR NATIONAL DEFENSE USE AND YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATION SYSTEM REGULATION (15 CFR PART 700)

______________________________________________________________________________
SHIP VIA:                            FOB:

______________________________________________________________________________

PAYMENT TERMS:      NET 30           TAX EXEMPT NO.:
______________________________________________________________________________

______________________________________________________________________________
I/N     QUANTITY    U/M    PART NO./DESCRIPTION     UNIT PRICE    TOTAL PRICE
______________________________________________________________________________
"FINAL RFP DCA100-95-R-0099," DATED 09 MARCH 1996 WITH ALL REVISIONS THERETO.

THE CERTIFICATIONS MADE BY SUBCONTRACTOR IN SUPPLEMENTS #2, #3 AND CAW AND IN FORM 06-00-056 ARE ALSO INCORPORATED HEREIN BY REFERENCE.

SUBCONTRACTOR IS REQUESTED TO ACKNOWLEDGE RECEIPT AND ACCEPTANCE OF THIS ORDER BY SIGNING, DATING, AND RETURNING A COPY TO LOCKHEED MARTIN SERVICES, INC., ATTENTION: LORETTA BAKER, 5203 LEESBURG PIKE, SUITE 1500, FALLS CHURCH, VIRGINIA 22041.


SIGNATURE:  /s/ DAVID W. WELLS                                DATE: 1/3/97
            _____________________________                           _______

TITLE: DIRECTOR, CONTRACTS
       __________________________________

e-Net, Inc.
d/b/a EnterTek Systems
______________________________________________________________________________
PROJECT PRIORITY                                 SUBTOTAL AMOUNT        0.00
                                                 TAX AMOUNT             0.00
                                                 TOTAL AMOUNT           0.00

06-20-902(2/96)


                                           /s/ Loretta Baker
                                           ___________________________________
                                           BUYER                  RELEASE DATE

                            LOCKHEED MARTIN SERVICES, INC.
                            SUBCONTRACT: G717053J74
                            SUBCONTRACTOR: ENTERTEK SYSTEMS

                            CONTINUATION OF SUBCONTRACT TERMS

1.     PERIOD OF PERFORMANCE--SUBCONTRACT

       The period of performance for this SUBCONTRACT begins on the effective date of the Blanket Purchase Order and continues through 1 July 1997.
       If exercised, the period of performance for the option years shall be as follows:

       . Option 1:    2 July 1997 through 1 July 1998.
       . Option 2:    2 July 1998 through 1 July 1999.
       . Option 3:    2 July 1999 through 1 July 2000.
       . Option 4:    2 July 2000 through 1 July 2001.

       The period of performance for each RELEASE issued under the SUBCONTRACT is contained in the body of the RELEASE and/or any attachments.

2.     DELIVERIES OR PERFORMANCE

       The work and services to be performed shall be subject to the require-ments and standards contained in the following:

       A. Statement of Work set forth in the indefinite delivery/indefinite quantity Request for Proposal; SUBCONTRACTOR's proposal(s) submitted in response thereto, as amended by the submission of any Best and Final Offer; and in individual task order/RELEASES to be issued later.

       B.  Specific data requirements will be given in each task order/RELEASE.

       C. In the event of an inconsistency between the terms and conditions of this SUBCONTRACT and any technical and/or cost proposals, the inconsistency shall be resolved by giving precedence in the following order: the SUBCONTRACT, excluding the technical and cost proposals, and then the technical and cost proposals.

3.     PLACE OF PERFORMANCE

       The work and services required under the basic SUBCONTRACT and options, if exercised, shall be completed and delivered in accordance with the delivery dates and at the locations specified for the individual task order/RELEASE.

                                  1 of 23

4.     PRICING

A. The total shown as the estimated not-to-exceed cost figure for the SUBCONTRACT represents the Base Year. LOCKHEED MARTIN reserves the right to exercise negotiated option year pricing to extend the period of performance of this SUBCONTRACT or to modify the Base Year SUBCONTRACT if required.

B. The fully loaded hourly labor rates by labor category for the Base Year and Option Years are listed and attached hereto as Attachment 2.

C. It is anticipated that the rates shall apply to the majority of the work performed under this SUBCONTRACT. However, it is recognized that work may be required occasionally for which SUBCONTRACTOR can be expected to incur markedly different costs than are normally incurred. For example, work for outside the Continental United States (OCONUS) may involve relocation of employees or hiring of new employees in a labor market different than which was originally proposed. Those additional costs which cannot be appropriately charged under the other direct costs
       (ODC) will be examined on a case by case basis and appropriate price arrangements will be negotiated at that time.

D. In the event a Government audit reveals any discrepancies in SUBCONTRACTOR's rates, LOCKHEED MARTIN reserves the right to renegotiate the affected release(s).

5.     SUBCONTRACT ADMINISTRATION

       A. Points of contact. LOCKHEED MARTIN has established the following points of contact for this SUBCONTRACT:

          Technical:      Fred Lyssy
          Contractual:    Loretta Baker (Subcontract Buyer)
                          Patricia Walter (Subcontract Buyer)

       B. Changes, additions and deletions. No change, addition or deletion that affects the scope of this SUBCONTRACT will be considered applicable without written authorization from one of the above CONTRACTUAL points of contact or another member of the LOCKHEED MARTIN procurement staff. Any unauthorized actions are taken at the sole risk of SUBCONTRACTOR.

       C. Removal of personnel. LOCKHEED MARTIN reserves the right to request removal of an employee for cause or for any reason which LOCKHEED MARTIN considers detrimental to the satisfactory performance of a task order.

       D. Performance records. At the discretion of LOCKHEED
          MARTIN, SUBCONTRACTOR will be invited to any meeting concerning performance reports and data related to SUBCONTRACTOR support of a task order. LOCKHEED MARTIN will provide

                                  2 of 23

          SUBCONTRACTOR with a copy of the performance report generated by the Government Task Monitor at task completion on the task(s) performed by SUBCONTRACTOR.

       E. Task commencement. SUBCONTRACTOR is not authorized to commence task performance prior to receipt of written authorization from an authorized LOCKHEED MARTIN buyer.

       F. Wage Determination. This SUBCONTRACT is subject to Wage Determination Number 94-2103, REV 8, dated 8 December 1995.
          LOCKHEED MARTIN has correlated DEIS II labor categories to wage determination categories as follows: data entry clerk (23)--key entry operator I (01131); system operator (26)--computer operator III (03043); hardware draftsman (34)--drafter III (29063); network draftsman (37)--drafter IV (29064); hardware installation technician (33)--engineering technician III (29083); network installation technician (36)--engineering technician IV (29084); senior hardware installation technician (32)--engineering technician IV (29084); senior network installation technician (35)--engineering technician V (29085); administrative support and graphic specialist
(48)--word processor II (01612).

6.     INVOICE SUBMITTAL AND FORMAT

       Invoices may be submitted no more than once a month unless a waiver has been granted by the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT. One original of SUBCONTRACTOR's monthly invoices must be submitted to the address and addressee shown on the blanket purchase order document.

       Separate invoices must be submitted for each RELEASE and must include the following:

       A. Purchase order number, RELEASE number and task order number.

       B. Labor hours and dollars for the current month, identified by individual and labor category number and title (for example: Jean Doe, T18, application programmer; George Brown, G03, quality assurance manager), site location, and PRIME CONTRACT year (for example, base year, option year 1), if the RELEASE spans multiple years.

       C. Other direct costs--travel; (only travel authorized by the RELEASE is billable; additionally, no fee is allowed on travel if the Prime Contract vehicle is a time and materials Task Order).

       D. Supporting detail for other direct costs--travel; supporting detail for travel should include itinerary, dates of travel, number and category of employees traveling, purpose of travel, cost of airfare, local mileage, car rental, meals, lodging, and miscellaneous.

       E. A unique invoice number (if your accounting system does not already provide this, we would suggest using the RELEASE number followed by a sequential number).

                                   3 of 23

     F. For items B and C above: cumulative totals segregated by PRIME CONTRACT year (for example, base year, option year 1) if the RELEASE spans multiple years.

     G. Total funding level, amount spent to date, funding remaining and percentage of funding remaining.

     H. FAR 52.232-7 Payments under Time-and-Materials and Labor-Hour Contracts shall apply to any RELEASES issued as Fixed Unit Price Level-Of-Effort RELEASES. SUBCONTRACTOR shall submit invoices for Fixed Unit Price Level-Of-Effort RELEASES pursuant to FAR 52.232-7.

         (1) SUBCONTRACTOR shall substantiate invoices subject to FAR 52.232-7 by evidence of actual payment and by individual daily job timecards, or other substantiation required by LOCKHEED MARTIN in accordance with requirements imposed by the GOVERNMENT CONTRACTING OFFICER. Such substantiation must, at a minimum, be available for inspection and may be required to be submitted with invoices.

         (2) The withholding requirement in FAR 52.232-7 (a)(2) is waived at the PRIME CONTRACT level and is, in turn, waived for SUBCONTRACTOR.

     I.   FAR 52.216-7 Allowable Cost and Payment

          FAR 52.216-7 Allowable Cost and Payment shall apply to any RELEASES issued as Cost Plus Fixed Fee RELEASES. SUBCONTRACTOR shall submit invoices for Cost Plus Fixed Fee RELEASES pursuant to FAR 52.216-7.

          (1) Within 90 days after the end of each of its fiscal years for estimating, accumulating, and reporting task order costs, SUBCONTRACTOR shall submit a proposed final indirect submission pursuant to FAR 52.216-7d(2).

          (2) The completion invoice is the last invoice to be submitted on a Cost Plus Fixed Fee RELEASE. In accordance with FAR 52.216-7(h) SUBCONTRACTOR shall submit the completion invoice following completion of the work under the RELEASE. However, prior to completing the completion invoice, DCAA must have completed an audit of SUBCONTRACTOR's incurred costs relating to the RELEASE.

7.   KEY PERSONNEL

     Any SUBCONTRACTOR personnel performing in labor categories designated as "key personnel" in the personnel qualifications are considered to be essential to the performance of the SUBCONTRACT. SUBCONTRACTOR shall notify LOCKHEED MARTIN prior to making any changes in any such key personnel. LOCKHEED MARTIN will, in turn, notify the GOVERNMENT CONTRACTING OFFICER. Prior to replacing key personnel,


                                 4 of 23

SUBCONTRACTOR must demonstrate to the satisfaction of the GOVERNMENT CONTRACTING OFFICER's REPRESENTATIVE (COR) and the GOVERNMENT CONTRACTING OFFICER that the qualifications of prospective replacement personnel are equal to or better than the qualifications of any personnel being replaced.

Key personnel are:

Labor Category Number                     Labor Category Title
---------------------      --------------------------------------------------
         2                  Project manager
         9                  Principal systems architect
        11                  Principal information engineer
        40                  Principal business process reengineering specialist

Resumes are not required for labor categories specified below, but SUBCONTRACTOR shall certify via their technical proposals that the proposed personnel meet the personnel qualifications as specified in the attached "Personnel Qualifications."

Labor Category Number                     Labor Category Title
---------------------      --------------------------------------------------
        23                  Data entry clerk
        26                  System operator
        30                  Help desk specialist
        31                  Hardware specialist
        32                  Senior hardware installation technician
        33                  Hardware installation technician
        34                  Hardware draftsman
        35                  Senior network installation technician
        36                  Network installation technician
        37                  Network draftsman
        43                  Data standardization specialist
        44                  Documentation specialist
        45                  Technical writer/editor
        48                  Administrative support and graphic specialist

8.    TASK ORDER PROCEDURE

      A. SUBCONTRACTOR shall support LOCKHEED MARTIN in the preparation of white papers, technical and cost proposals and oral proposals. SUBCONTRACTOR will not be reimbursed by LOCKHEED MARTIN or the Government for costs incurred in preparing white papers or proposals.

      B. SUBCONTRACTOR shall: (1) provide support to LOCKHEED MARTIN in the development of a technical proposal describing risks, period of performance, security and how the task order task(s) will be performed to include the names and resumes of individuals who will be assigned to the task; (2) submit a cost proposal identifying labor categories and names in accordance with negotiated labor categories and rates and listing



                                 5 of 23
          the number of hours within each labor category required for the performance of the proposed task order task(s) that LOCKHEED MARTIN has identified; (3) identify and provide rationale for all non-labor cost elements required for task performance; (4) identify any Government Furnished Equipment (GFE) and/or Government Furnished Information (GFI) required for task performance; and (5) document the proposal in accordance with established guidelines in the Lockheed Martin DEIS II Task
          Order Guidance manual. Regarding proposed travel, SUBCONTRACTOR shall price out airfare (coach class only), rental car and per diem rates by total days, number of trips, and number of SUBCONTRACTOR employees; rates proposed shall not exceed those limitations contained in the Joint Travel Regulations (JTR); no fee will be allowed on travel if the PRIME CONTRACT vehicle is a time-and-material task order. (Note: The requirements of this paragraph are adequate for PRIME CONTRACT level time-and-material task orders. There will be additional requirements for any PRIME CONTRACT level cost-plus-fixed-fee task orders, such as providing a work breakdown structure (WBS). Such requirements will be coordinated with SUBCONTRACTOR by the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT as the need arises.)

      C. Upon receipt of SUBCONTRACTOR's proposal, LOCKHEED MARTIN will evaluate the proposal and, if acceptable, incorporate the relevant information into the LOCKHEED MARTIN proposal for submission to the GOVERNMENT; or, if the proposal is not fully acceptable as offered, LOCKHEED MARTIN and SUBCONTRACTOR will negotiate a settlement. SUBCONTRACTOR must submit a revised technical and/or cost proposal, incorporating negotiated changes. Assuming a settlement has been reached and once LOCKHEED MARTIN has received a revised proposal, LOCKHEED MARTIN will authorize SUBCONTRACTOR to commence task performance following receipt of task order authorization from the GOVERNMENT. In the event issues pertaining to the proposed task cannot be resolved to the satisfaction of LOCKHEED MARTIN, LOCKHEED MARTIN reserves the right to withdraw the proposed task. In such event, SUBCONTRACTOR shall be notified in writing of the LOCKHEED MARTIN decision.
          This decision shall be final and conclusive and shall not be subject to the Disputes clause or the Contract Disputes Act.

      D. In some cases LOCKHEED MARTIN may decide that it is in its interest to have informal competition for task orders among some or all successful subcontractors. This will normally be the case with relatively high dollar value requirements. In those cases, in addition to the items specified above, the subcontractors will be advised of the basis that LOCKHEED MARTIN intends to use to evaluate proposals. Proposals received will be evaluated and negotiations will be held, as required. Upon authorization from the GOVERNMENT to commence task performance, LOCKHEED MARTIN will authorize SUBCONTRACTOR to commence work. The decision of LOCKHEED MARTIN as to who receives award(s) shall not be subject to the Disputes clause.

      E. SUBCONTRACTOR is not authorized to commence task performance prior to receipt of written authorization from the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTRACT.



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

        F. Changes in task orders/RELEASES. SUBCONTRACTOR shall provide written notification to and obtain prior consent from the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT prior to making changes in labor mixes on task orders/RELEASES already issued if the change is over 15 percent of the hours in any labor category over what was originally proposed and/or prior to using any new labor category (i.e., a category not originally proposed for this task order/RELEASE) in performance of the task order/RELEASE. SUBCONTRACTOR shall submit a revised cost proposal to show the original amount/award, the proposed revised amount and the difference.

9.   LOCKHEED MARTIN DEIS II TASK ORDER GUIDANCE

     LOCKHEED MARTIN will provide a manual describing the responsibilities of task order leads performing under LOCKHEED MARTIN's PRIME GOVERNMENT DEIS II CONTRACT. Procedures in the manual should be followed by SUBCONTRACTOR personnel acting as task order lead on a specific task order.

10.  TASK ORDER DELIVERABLE (FOR SUBCONTRACTOR ACTING AS TASK ORDER LEAD)

     As task order lead, SUBCONTRACTOR shall be responsible for submitting the deliverables listed in the Statement of Work for the task order. Deliverables shall be prepared and delivered in accordance with the Statement of Work and the instructions contained in the Lockheed Martin DEIS II Task Order Guidance manual. These instructions include ensuring that a copy of each deliverable is provided to the LOCKHEED MARTIN Program Management Office.

11.  INTERNAL DELIVERABLES (FOR SUBCONTRACTOR ACTING AS TASK ORDER LEAD)

     A. As task order lead, SUBCONTRACTOR shall meet the reporting requirements described below, as supplemented by the specific instructions and formats contained in the Lockheed Martin DEIS II Task Order Guidance manual.

     B. SUBCONTRACTOR shall submit a Monthly Contract Status Report (MCSR) to the LOCKHEED MARTIN Program Management Office (PMO). The MCSR shall consist of cost and technical data pertaining to the task order.

         (1) MCSR cost data (labor hours and travel) shall be submitted initially to the LOCKHEED MARTIN finance representative assigned to the task order no later than the first (1st) Wednesday after the end of the LOCKHEED MARTIN accounting month. (The DEIS II Task Order Guidance manual contains a list of these month-end dates. Additional lists will be distributed by LOCKHEED MARTIN as appropriate.) The finance representative shall review the cost data



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

               and return it to SUBCONTRACTOR. SUBCONTRACTOR shall incorporate the reviewed cost data into the formal MCSR submission.

          (2) The MCSR, consisting of both reviewed cost data and technical data, shall be submitted to the LOCKHEED MARTIN PMO no later than the fifth (5th) working day after the end of the calendar month.

12. TASK ORDER MANAGEMENT RESPONSIBILITIES (FOR SUBCONTRACTOR ACTING AS TASK ORDER LEAD)

     A. Task order management by the task order lead shall be executed in accordance with the Lockheed Martin DEIS II Task Order Guidance manual.

     B. When functioning as task order lead, SUBCONTRACTOR shall be responsible for managing the technical performance of the tasks contained in the task order statement of work. When performing as task order lead, SUBCONTRACTOR will have contact with the Task
        Monitor (TM), assuming such has been designated in writing on the authority of the CONTRACTING OFFICER with a task order award. The responsibility of a TM is to monitor and coordinate all technical aspects and assist in the administration of an individual task order. CONTACT BY SUBCONTRACTOR WITH OTHER AGENCIES OF THE GOVERNMENT AND INTERFACING WITH OTHER CONTRACTORS REQUIRED IN THE PERFORMANCE OF A TASK ORDER IS PROHIBITED EXCEPT AT THE DIRECTION AND WITH THE COORDINATION OF BOTH LOCKHEED MARTIN AND THE TM. All technical coordination shall be within the scope of the task order. No oral statements of any person whosoever will in any manner or degree modify or otherwise affect the terms of task order. Technical coordination shall not result in any action that: (i) constitutes an assignment of additional work outside the task order statement of work; (ii) constitutes a change as defined in the contract clause entitled, "Changes" for Time and Material, Firm Fixed Price or Cost Reimbursement contracts; (iii) causes an increase in task order price or the time required for task order performance; (iv) changes any of the expressed terms, conditions or specifications of the task order; or (v) interferes with LOCKHEED MARTIN's right to perform the terms and conditions of the PRIME CONTRACT.

     C. As task order lead, SUBCONTRACTOR shall be responsible for planning and coordinating the expenditure of all resources--labor, travel, and other direct costs--for the task order.

          (1) SUBCONTRACTOR shall ensure that weekly labor and travel expenditures are provided to the LOCKHEED MARTIN finance representative assigned to the task order. This reporting shall be done by completing the worksheets attached hereto as Exhibit 1, "Summary of Expended Hours by Task Order, Weekly Labor Summary" and Exhibit 2, "Summary of Expended Travel Dollars by Task Order, Weekly Travel Summary". A signed copy of each form is due to the LOCKHEED MARTIN finance representative no later than noon on Tuesday of the following week.

                                 8 of 23

              To complete "Summary of Expended Hours by Task Order, Weekly Labor Summary," SUBCONTRACTOR must provide by individual the following: name of individual, labor category, site location where work was performed, name of individual's company (teammate), and PRIME CONTRACT year.

              To complete "Summary of Expended Travel Dollars by Task Order, Weekly Travel Summary," SUBCONTRACTOR must provide charges incurred by individual for the following categories: mileage, airfare, care rental, meals and incidental expenses, lodging, transportation, and miscellaneous.

          (2) SUBCONTRACTOR shall ensure that travel and other direct costs are incurred as authorized in the task order. Any deviation from authorized task order expenditures must be coordinated through LOCKHEED MARTIN PROCUREMENT or PROCUREMENT's designated representative, who will obtain the approval of the PRIME CONTRACT CONTRACTING OFFICER. This approval must be obtained prior to incurring an obligation. In addition, if such deviations pertain to travel on the SUBCONTRACT RELEASE, a change order to the RELEASE must be issued before SUBCONTRACTOR is authorized to obligate or expend funds.

13. TRAVEL

    A. Official travel of SUBCONTRACTOR personnel away from their duty station that was not identified in the negotiated task order/RELEASE shall not be undertaken unless SUBCONTRACTOR has obtained advance, prior approval from the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT in the form of a change order to the SUBCONTRACT RELEASE. This will be done under the condition that LOCKHEED MARTIN has obtained advance, prior written approval from the COR or Task Monitor. If travel causes additional costs to the task order/RELEASE, SUBCONTRACTOR must obtain the prior approval of the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT in the form of a change order to the SUBCONTRACT RELEASE. This will be done under the condition that LOCKHEED MARTIN has obtained advance, prior written approval from the CONTRACTING OFFICER.

    B. SUBCONTRACTOR's request for travel shall be in writing and contain the dates, locations, and estimated costs of the travel priced out by airfare (coach class only), rental car and per diem rates by total days, number of trips, and number of SUBCONTRACTOR employees. Rates proposed shall not exceed those limitations contained in the Joint Travel Regulations (JTR).

    C. Cost associated with SUBCONTRACTOR's travel shall be in accordance with FAR Part 31.205-46. No fee will be allowed on travel if the PRIME CONTRACT vehicle is a time-and-material task order.

    D. Note: Certain task orders require prior written approval by the COR or Task Monitor for all non-local travel, whether originally proposed or not. Any such additional requirements will

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

     be noted in the affected RELEASE. For these task orders, SUBCONTRACTOR must request the prior approval of the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT, who will give such approval once it has been given to LOCKHEED MARTIN by the COR or Task
     Monitor.

14.  SUBCONTRACTOR JUSTIFICATION FOR OTHER DIRECT COSTS--TRAVEL AND
     MATERIAL

     A. This section applies to proposals submitted by SUBCONTRACTOR to LOCKHEED MARTIN against task order statements of work which include proposed travel by SUBCONTRACTOR employees and/or which SUBCONTRACTOR believes require the purchase of materials. (Only LOCKHEED MARTIN is authorized to acquire materials for task orders under the DEIS II PRIME CONTRACT. Materials may only be incidental to performance. The cost of materials shall not be included in SUBCONTRACTOR's cost.) For such proposals, SUBCONTRACTOR shall include a detailed description and/or specifics of all proposed travel and materials.

     B. Travel. For proposed travel, if destinations are specified in the task order statement of work, SUBCONTRACTOR shall price out airfare (coach class only), rental car and per diem rates by total days, number of trips, and number of SUBCONTRACTOR employees. Rates proposed shall not exceed those limitations contained in the Joint Travel Regulations (JTR). LOCKHEED MARTIN will not allow fee on travel taken in support of a PRIME level time-and-material task order. In general, this will be all task orders.

     C. Materials. SUBCONTRACTOR shall support LOCKHEED MARTIN in complying with DFARS 239.73, "Acquisition of Automatic Data Processing Equipment by DoD Contractors", when SUBCONTRACTOR has identified and proposed procurement of material, by providing LOCKHEED MARTIN with responses to DFARS 239.73 (a), "list of existing ADPE and analysis of its use" and DFARS 293.73
         (b) "list of new ADPE needed and reasons why it is needed."
         When SUBCONTRACTOR proposes a specific make and model for proposed hardware, software or other ADPE, SUBCONTRACTOR shall provide written justification why the requirement can only be met by a "specific make and model." SUBCONTRACTOR shall provide the manufacturer part number(s), software version, platform and media, and suggested source(s) of the product including phone number whenever available.

     D. Reproduction. SUBCONTRACTOR shall deliver only the minimum amount of copies required by the GOVERNMENT to either accept or reject a particular deliverable which is specified on the task order/RELEASE CDRL. Additional copies shall not be rendered by SUBCONTRACTOR, e.g., SUBCONTRACTOR may design a brochure but shall not duplicate the brochure for further distribution. LOCKHEED MARTIN will not reimburse SUBCONTRACTOR charges as an ODC for copies/reproduction unless SUBCONTRACTOR has requested a waiver from LOCKHEED MARTIN, has provided documentation to LOCKHEED MARTIN for forwarding to the TM, and has received prior approval from LOCKHEED MARTIN, which, in turn has received same from the GOVERNMENT CONTRACTING OFFICER. Also see FAR Subpart 8.8.



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

15.     INCIDENTAL HARDWARE/SOFTWARE

        A. The PRIME CONTRACT is primarily for technical support services, however, incidental hardware or software may be justified on individual task orders in cases where it can be demonstrated that the hardware/software is incidental to the performance of services to be provided in the task order. The dollar value of hardware/ software as it pertains to task orders issued against the PRIME CONTRACT is limited to not more than $500,000 or 20% of the estimated total cost of the task order, whichever is lower.

        B. This information is provided for use by SUBCONTRACTOR when preparing task order proposals for submittal to LOCKHEED MARTIN.
            as stated elsewhere in this SUBCONTRACT, all purchases of materials under the PRIME CONTRACT will be made by LOCKHEED MARTIN only.

16.     SUBCONTRACTING

        The prime CONTRACT prohibits second tier subcontracts and allows purchase of materials only by the prime CONTRACTOR. Therefore, SUBCONTRACTOR is not authorized to subcontract any portion of this SUBCONTRACT. In accordance with the FAR and LOCKHEED MARTIN procedures, consultants are considered to be subcontractors; therefore, their use on this SUBCONTRACT is not authorized.

17.     GOVERNMENT FURNISHED EQUIPMENT, INFORMATION OR SERVICES

        A. It is anticipated that for some integration tasks, Government Furnished Equipment (GFE) will be specified in the individual task order (at the discretion of the GOVERNMENT) with specified delivery dates. Such equipment will be returned to the GOVERNMENT upon the conclusion of the SUBCONTRACT or as specified on individual orders. Office automation equipment to perform office tasks at a SUBCONTRACTOR site is considered to be SUBCONTRACTOR supplied.

        B. Government Furnished Information (GFI) relevant to the tasks to be performed under this SUBCONTRACT will be provided to SUBCONTRACTOR for use during the performance of the task as specified in the task order (at the discretion of the GOVERNMENT) with specified delivery dates. These documents will be returned to the GOVERNMENT upon conclusion of the SUBCONTRACT or as specified on the DISA Form 621S.

        C. In the case that GFE or GFI are not provided to SUBCONTRACTOR by the specified date, SUBCONTRACTOR will immediately notify LOCKHEED MARTIN, who will, in turn, notify the COR and Task Monitor. SUBCONTRACTOR will indicate impact and request direction from LOCKHEED MARTIN.

        D. SUBCONTRACTOR is responsible and liable for Government property in their possession pursuant to FAR 52.245-1, 52.245-2, and 52.245-5, as applicable.



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


18.  CONTROL AND ACCOUNTABILITY OF PROPERTY IN THE POSSESSION OF
     SUBCONTRACTOR

     SUBCONTRACTOR shall comply with the provisions of LOCKHEED MARTIN Document 300, "CONTROL AND ACCOUNTABILITY OF PROPERTY IN THE POSSESSION OF CONTRACTORS: DOC 300" (Attachment 4) for any Government Furnished Equipment (GFE) or Contractor-Acquired Property (CAP) in SUBCONTRACTOR's possession. (Note: all Contractor-Acquired Property will be acquired by LOCKHEED MARTIN.)

19. NOTIFICATION UNDER A TIME-AND-MATERIAL [IAW FAR 52-232-7(c)] AND COST-REIMBURSEMENT CONTRACT [IAW FAR 52-232-20(b)]

     A. SUBCONTRACTOR shall provide notification to LOCKHEED MARTIN in accordance with FAR 52-232-7(c), "Payments under Time-and-Materials and Labor-Hours" for Fixed Unit Price Level-of-Effort (FFP LOE) RELEASES. If at any time SUBCONTRACTOR has reason to believe that the hourly rate payments and travel costs that will accrue in performing an FFP LOE RELEASE in the next succeeding 30 days, if added to all other payments and costs previously accrued against that RELEASE, will exceed 85 percent of the ceiling price of the corresponding task RELEASE, SUBCONTRACTOR shall notify the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT of such, giving a revised estimate of the total price to LOCKHEED MARTIN for performing the RELEASE with supporting reasons and documentation. If at any time during performance of an FFP LOE RELEASE, SUBCONTRACTOR has reason to believe that the total price to LOCKHEED MARTIN for performing the RELEASE will be substantially greater or less than the then stated ceiling price, SUBCONTRACTOR shall so notify the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT, giving a revised estimate of the total price for performing the RELEASE, with supporting reasons and documentation. If at any time during performance of an FFP LOE RELEASE, LOCKHEED MARTIN has reason to believe that the work to be required in performing the RELEASE will be substantially greater or less than the then stated ceiling price, the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT will so advise SUBCONTRACTOR, giving the then revised estimate of the total amount of effort to be required under the RELEASE.

     B. SUBCONTRACTOR shall provide notification to LOCKHEED MARTIN in accordance with FAR 52.232-20(b) "Limitation of Cost" for Cost Plus Fixed Fee RELEASES.

     C. All above notifications shall be accomplished only by separate correspondence directed to the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT; no other form of notification will effect compliance; e.g., mention in any type of monthly progress or status report.


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

20.  PROCUREMENT AUTHORITY (FIRMR 201.39.5202-3)(OCT 1990)

     A. The PRIME CONTRACT acquisition is being conducted under a specific acquisition delegation of the General Services Administration (GSA) exclusive procurement authority for Federal Information Processing
        (FIP) support services for technical and functional integration support and related administrative services.

     B. The specific GSA Delegation of Procurement Authority (DPA) is KAA-96-0013, dated 5 February 1996.

     C. The DPA directs that non-DoD agencies are authorized to utilize the DEIS II contracts, on a non-mandatory basis, as long as the requirement is within the DEIS II scope.

     D. Although the DPA does not include hardware, software, telecommunications, or other like FIP resources, the purchase of hardware and software (materials) may be required incidental to performing the services provided.

21.  SECURITY CLASSIFICATION

     If a Contract Security Classification Specifications, DD Form 254 is issued by LOCKHEED MARTIN to SUBCONTRACTOR, SUBCONTRACTOR shall follow conscientiously the security guidance provided in the DD Form 254 as well as any other guidance that may be communicated to LOCKHEED MARTIN by the CONTRACTING OFFICER which is, in turn, communicated to SUBCONTRACTOR.

22.  CONFERENCES

     The GOVERNMENT CONTRACTING OFFICER, the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT, or their duly authorized representative(s), may call a conference from time-to-time as deemed necessary to discuss any phase of performance under the PRIME CONTRACT or SUBCONTRACT, respectively. All discussions, problems encountered, solutions reached, and evaluations made during any conference that SUBCONTRACTOR attends shall be documented in the next status report for the current reporting period. In any case, such reporting shall not, in and of itself, constitute formal direction and/or LOCKHEED MARTIN acceptance of the topics discussed.

23.  WORK ON A GOVERNMENT INSTALLATION

     In performing work under this SUBCONTRACT on a GOVERNMENT installation or in a GOVERNMENT building, SUBCONTRACTOR shall:

     A. Fully comply with local military installation, city, state and federal laws, regulations and/or ordinances pertinent to performance of the contractual services required under this SUBCONTRACT.



                                 13 of 23

     B. Conform to the specific safety requirements established by this SUBCONTRACT.

     C. SUBCONTRACTOR and his/her employees shall observe all rules and regulations issued by the installation Commanding Officer pertaining to fire, safety, sanitation, severe weather, admission to the installation, conduct not directly addressed in this SUBCONTRACT.

     D. Take all reasonable steps and precautions to prevent accidents and preserve the life and health of SUBCONTRACTOR, CONTRACTOR and GOVERNMENT personnel connected in any way with performance under this SUBCONTRACT.

     E. Take such additional immediate precautions as the CONTRACTING OFFICER, COR or TM may reasonably require for safety and accident prevention purposes.

     F.  Conform with all security requirements as specified in the DD Form
         254, if one has been issued to SUBCONTRACTOR, and security requirements as specified in the task order/RELEASE statement of work.

24. INTERRELATIONSHIP OF CONTRACTORS

    A. The GOVERNMENT may have entered into contractual relationships in order to provide technical support in the conduct of appropriate studies, analyses and engineering activities separate from the work to be performed under the PRIME CONTRACT Statement of Work, yet having links and interfaces with them. Further, the GOVERNMENT may extend these existing relationships or enter into new relationships. SUBCONTRACTOR may be required to coordinate with such other CONTRACTOR(s) through LOCKHEED MARTIN at the direction of the GOVERNMENT CONTRACTING OFFICER REPRESENTATIVE (COR) and/or TASK MONITOR in providing suitable, non-conflicting technical interfaces and in avoidance of duplication of effort. By suitable tasking, such other CONTRACTOR(s) may be requested to assist the GOVERNMENT in the technical review of SUBCONTRACTOR's technical efforts. Information on reports provided under this Statement of Work may, at the discretion of the GOVERNMENT, be provided to such other CONTRACTOR(s) for the purpose of such review.

    B. See also the paragraph entitled "Nondisclosure of Sensitive and/or Proprietary Data." Nondisclosure agreements shall be signed by SUBCONTRACTOR employees prior to any work commencing on a task order/RELEASE. (A copy of this form is found in the paragraph entitled "Nondisclosure of Sensitive and/or Proprietary Data.")


25. CONFLICT OF INTEREST

    A. Please refer to FAR 9.5. It is understood and agreed that the SUBCONTRACTOR, under the terms of this SUBCONTRACT, or through the performance of the Statement of Work made a part of this SUBCONTRACT, is neither obligated nor expected to deliver or provide



                               14 of 23
        material or perform work, which will place SUBCONTRACTOR in an Organizational Conflict of Interest, which would serve as a basis for excluding SUBCONTRACTOR from supplying products or services to the Defense Information Systems Agency (DISA) or other GOVERNMENT agencies. Further, during the course of this SUBCONTRACT, LOCKHEED MARTIN will not knowingly unilaterally direct SUBCONTRACTOR to perform work in contravention of the above understanding. It will be SUBCONTRACTOR's responsibility to identify any situation in which the potential for an Organizational Conflict of Interest exists. However, prior to the execution of any task order or amendment thereto, if the GOVERNMENT CONTRACTING OFFICER discerns the potential for an Organizational Conflict of Interest insofar as the work to be performed thereunder is understood to involve the preparation of a complete specification of materials leading directly, predictably and without delay to a Statement of Work which will be used in the competitive procurement of a system, the GOVERNMENT CONTRACTING OFFICER shall notify LOCKHEED MARTIN, who will notify SUBCONTRACTOR, and the parties shall mutually take action to resolve any potential Organizational Conflict of Interest.

    B. This clause does not relieve SUBCONTRACTOR from following up with other contracting offices and their contracting officers regarding potential organizational conflicts involving those procurements.

26. NONDISCLOSURE OF SENSITIVE AND/OR PROPRIETARY DATA

    SUBCONTRACTOR recognizes that in the performance of this SUBCONTRACT it may receive or have access to certain sensitive information, including information provided on a proprietary basis by carriers, equipment manufacturers and other private or public entities. SUBCONTRACTOR agrees to use and examine this information exclusively in the performance of this SUBCONTRACT and to take necessary steps in accordance with Government regulations to prevent disclosure of such information to any party outside the Government or Government designated support contractors possessing appropriate proprietary agreements, as listed in paragraphs (A) through (D) below.

    A. Indoctrination of Personnel. SUBCONTRACTOR agrees to indoctrinate its personnel who have access as to the sensitive nature of the information and the relationship under which SUBCONTRACTOR has possession of or access to the information. SUBCONTRACTOR personnel shall not engage in any other action, venture or employment wherein sensitive information will be used for the profit of any party other than those furnishing the information. The Nondisclosure Agreement for Contractor Employees as shown below shall be signed by all indoctrinated personnel and forwarded to the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT who will forward them to the Government TASK MONITOR for retention, prior to work commencing. SUBCONTRACTOR shall restrict access to sensitive/proprietary information to the minimum number of employees necessary for SUBCONTRACT performance.

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

                      DEFENSE INFORMATION SYSTEMS AGENCY
              NONDISCLOSURE AGREEMENT FOR CONTRACTOR EMPLOYEES

I,__________________________________(print or type name), as an employee of
______________________________________________(insert name of company), a
SUBCONTRACTOR acting under SUBCONTRACT to LOCKHEED MARTIN SERVICES, INC., which, in turn is a CONTRACTOR acting under contract to the Defense
Information Systems Agency (DISA), Code ___________________________________
___________________________________________________________________________
in administering an unclassified and/or classified system support for DEIS II pursuant to SUBCONTRACT NUMBER_____________(insert subcontract number) and PRIME CONTRACT number____________________________(insert prime contract number) agree not to disclose to any individual business entity or anyone within _________________(insert name of employee company) or outside of the company who has not signed a nondisclosure agreement for the purposes of performing under the above indentified SUBCONTRACT or PRIME CONTRACT: any sensitive, proprietary or source selection information contained in or accessible through this DTIS project. Proprietary information/data will be handled in accordance with Government regulations.

I understand that information/data I may be aware of, or possess, as a result of my assignment under this SUBCONTRACT may be considered sensitive or proprietary. SUBCONTRACTOR's responsibility for proper use and protection from unauthorized disclosure of sensitive, proprietary and source selection information is described in Federal Acquisition Regulation (FAR) section 3.104-5(b). Pursuant to FAR 3.104-5, I agree not to appropriate such information for my own use or to release or discuss such information for my own use or to release it to or discuss it with third parties unless specifically authorized in writing to do so, as provided above.

This agreement shall continue for a term of five (5) years from the date upon which I last have access to the information therefrom. Upon expiration of this agreement, I have a continuing obligation not to disclose sensitive, proprietary, or source selection information to any person or legal entity unless that person or legal entity is authorized by the head of the agency or the contracting agency or the contracting officer to receive such information. I understand violations of this agreement are subject to administrative, civil and criminal sanctions.

THIS STATEMENT CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT STATEMENT MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

_______________________________________     _______________________________
(Signature of Subcontractor Employee)           Date

_______________________________________     _______________________________
(Subcontractor)                                 (Employee Telephone Number)

_______________________________________
(System)

                                        16 of 23

This form is also provided as Exhibit 3.

     B. Signed Agreements. SUBCONTRACTOR further agrees to sign an agreement to this effect with carriers, and other private or public entities providing proprietary data for performance under this SUBCONTRACT. As part of this agreement, SUBCONTRACTOR will inform all parties of its agreement to allow certain Government-designated contractors access to all data as described in paragraph (C) below. One copy of each signed agreement shall be forwarded to the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT for forwarding to the Government CONTRACTING OFFICER (CO). These shall be signed prior to work commencing.

         In addition SUBCONTRACTOR may be required to coordinate and exchange directly with other contractors as designated by the Government for information pertinent and essential to performance of task orders issued under this SUBCONTRACT. SUBCONTRACTOR shall discuss and attempt to resolve any problems between SUBCONTRACTOR and those contractors designated by the Government. SUBCONTRACTOR shall notify the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT in writing of any disagreement(s) which has (have) not been resolved in a timely manner. LOCKHEED MARTIN will, in turn, notify the Government CONTRACTING OFFICER of such. SUBCONTRACTOR shall furnish the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT copies of communications between SUBCONTRACTOR and associate contractor(s) relative to SUBCONTRACT performance. LOCKHEED MARTIN will, in turn, furnish such copies to the Government CONTRACTING OFFICER. Further, the close interchange between subcontractors and contractor(s) may require access to or release of proprietary data.
         In such an event, SUBCONTRACTOR shall enter into agreement(s) with the Government-designated Contractor(s) to adequately protect such proprietary data from unauthorized use or disclosure so long as it remains proprietary. A copy of such agreement shall be provided to the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT, who will, in turn, provide such to the Government CONTRACTING OFFICER.

     C. Government Designated Contractors: SUBCONTRACTOR agrees to allow the below listed Government-designated support contractors, possessing appropriate proprietary agreements and retained by the Government to advise the Government on cost, schedule and technical matters pertaining to this acquisition, access to any unlimited rights data (as defined in DFARS 252.227-7013) acquired under the terms and conditions of this SUBCONTRACT and to sign reciprocal nondisclosure agreements with them. One copy of each signed agreement shall be forwarded to the LOCKHEED MARTIN CONTRACTUAL POINT OF CONTACT for forwarding to the Government CO.

        Listed designated contractors:

            Modern Technology Systems, Incorporated
            6801 Kenilworth Avenue, Suite 200
            Riverdale, MD 20737


                                  17 of 23

              CTC Associates, Inc.
              2301 South Jefferson Davis Hwy
              Suite 1019
              Arlington, VA  22202

        It should be noted that the DISA NCRCO is presently conducting a competitive solicitation which will succeed the contract with Modern Technology Systems Inc. Upon award of successor contract, the Government will release the name of the new contractor.

        All Government-designated contractors stated herein or added at a future date shall also enter into nondisclosure agreements with all parties providing proprietary information to SUBCONTRACTOR and the nondisclosure agreements shall be signed before work commences.

     D. Remedy for Breach. SUBCONTRACTOR agrees that any breach or violation of the certifications or restrictions of this clause shall constitute a material and substantial breach of the terms, conditions and provisions of the SUBCONTRACT and that LOCKHEED
        MARTIN may, in addition to any other remedy available, terminate this SUBCONTRACT for default in accordance with the provisions of FAR 52.249-6. Nothing in this clause or SUBCONTRACT shall be construed to mean that LOCKHEED MARTIN or the Government shall be liable to the owners of proprietary information in any way for the unauthorized release or use of proprietary information by any contractor or its subcontractors.

27.  CORPORATE CHANGES

     SUBCONTRACTOR shall provide the DITCO CONTRACTING OFFICER copies of all correspondence relating to corporate status and major corporate revisions such as buy-outs, sale or dissolution, and changes in personnel policy that affect this SUBCONTRACT. Potential buyout scenarios, actual buyouts, sales and dissolutions shall be disclosed in writing to the DITCO Contracting office as soon as possible.

28.  INSPECTION AND ACCEPTANCE

     A. Inspection and acceptance will be destination(s).

     B. Final inspection and acceptance of all work performance, reports, and other deliverables under this SUBCONTRACT shall be performed at place of delivery as designated by the task order, by the designated LOCKHEED MARTIN or prime customer representative, or their designated representative.


                             18 of 23

29. BASIS FOR ACCEPTANCE

     A. The basis for acceptance shall be compliance with the requirements set forth in the Statement of Work for the SUBCONTRACT and the RELEASE and other terms and conditions of the SUBCONTRACT. Deliverable items rejected under the resulting RELEASE/task order shall be corrected in accordance with the applicable clauses.

     B. The Government requires a period not to exceed thirty (30) days after receipt of the final deliverable item(s) for inspection and acceptance or rejection unless otherwise specified in the individual RELEASE. SUBCONTRACTOR shall coordinate with LOCKHEED MARTIN to ensure that this schedule is met.

     C. DD Form 1423 Data Inspection and Acceptance (IAW FAR
        46.401(b) and 46.503). The inspection and acceptance for data items will be shown on the DD Form 1423, entitled "Contract Data Requirements List" (CDRLs), and the DD Form 1664, entitled, "Data Item Descriptions" (DIDs), to be issued with each task order award at the PRIME CONTRACT level. SUBCONTRACTOR will support LOCKHEED MARTIN, as determined by the task order lead, in complying with inspection and acceptance requirements.

30.  PACKAGING AND MARKING

     A. Packaging and marking of all deliverables shall be in accordance with the best commercial practice necessary to ensure safe and timely delivery at destination in accordance with the applicable security requirements.

     B. All data and correspondence prepared by SUBCONTRACTOR for submittal by LOCKHEED MARTIN to the CONTRACTING OFFICER (CO), the CONTRACTING OFFICER'S REPRESENTATIVE (COR) and the TASK MONITOR
        (TM) shall reference:

           1. the contract number
           2. the task order number
           3. the statement of work (SOW) number
           4. and the names of the CO and/or CS, COR and TM.

     C. When preparing correspondence for submittal to either the CONTRACTING OFFICER'S REPRESENTATIVE (COR) or the TASK MONITOR
        (TM), SUBCONTRACTOR shall also prepare a copy for the CONTRACTING OFFICER or the CONTRACT SPECIALIST and LOCKHEED MARTIN

31. OVERSEAS LOGISTIC SUPPORT FOR OCONUS WORK OCCURRING IN GERMANY AND ITALY

     A. In accordance with DFARS 225.802-70, authorization for obtaining logistic support and privileges in Germany and Italy for DoD contractor personnel and their family members require a "Technical Expert" designation.


                                  19 of 23

     B. Technical Expert refers to a person with a high degree of skill or knowledge in the systematic procedure by which a complex or scientific task is accomplished, as distinguished from routine mental, manual or physical processes. The skills and knowledge must have been acquired through a process of higher education or through a long period of specialized training and experience.

     C. Logistic support may include, but not is not limited to, commissary services, military exchange (AAFES) facilities, class IV facilities, customs exemption, legal assistance, local government transportation for official Government business, local morale/welfare recreation services, military banking facilities, military postal service, mortuary service, officer of NCO/EM clubs, privately-owned vehicle registration for USAREUR, purchase of petroleum and oil (POL) products, transient billets, and messing facilities at remote sites only (reimbursable).

     D. For work performed in Germany "Certification of Employee
        Technical Expert Status" and "Individual Logistic Support
        Questionnaire" must be completed and submitted with the Government Statement of Work, thereby allowing SUBCONTRACTOR to complete the questionnaire and submit with his/her proposal.

32. RELEASE OF NEWS INFORMATION

     No news release (including photographs and films, public announcements, denial or confirmation of same) on any part of the subject matter of this SUBCONTRACT or any phase of any program hereunder shall be made without the prior written approval, which shall have been previously obtained by LOCKHEED MARTIN, of the Contracting Officer and DISA Public Affairs Office (Code PAO), and if Congressionally related, DISA's Congressional Affairs Office (Code CA). See also Section I of the Prime Contract, DFARS clause 252.204-7000 "Disclosure of Information" and item 12 of the DD Form 254.

                               20 of 23

33.  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)(FAR 52.252-2)

     This SUBCONTRACT incorporates one or more of the following clauses by reference, with the same force and effect as if they were given in full text.

     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES


     Clause No.                     Title                                Date
     ----------     ----------------------------------------          ---------

     52.203-11      Certification and Disclosure Regarding             APR 1991
                    Payments to Influence Certain Federal
                    Transactions (IAW FAR 3.808)
     52.209-7       Organizational Conflicts of Interest               NOV 1991
                    Certificate--Marketing Consultants
                    (IAW FAR 9.507-1(b))
                    For the purposes of this provision the
                    blank(s) are completed as follows:
                    (c)(5) twelve (12) months.
     52.211-6       Listing of Other Than New Material,                MAY 1995
                    Residual Inventory, and Former
                    Government Surplus Property
                    (IAW FAR 11.302(b))
     52.211-17      Delivery or Excess Quantities                      SEP 1989
     52.222-21      Certification of NonSegregated Facilities          APR 1984
                    (IAW FAR 22.810(a)(1) & 52.222-26)
     52.223-5       Certification Regarding a Drug-Free                JUL 1995
                    Workplace (IAW FAR 23.505)52.242-15
                    Stop Work Order, w/Alternate I                     AUG 1989
     52.242-17      Government Delay of Work                           APR 1984
     52.246-2       Inspection of Supplies--Fixed Price                JUL 1985
     52.246-3       Inspection of Supplies--Cost Reimbursement         APR 1984
     52.246-4       Inspection of Services--Fixed-Price                FEB 1992
     52.246-5       Inspection of Services--Cost Reimbursement         APR 1984
     52.246-6       Inspection Time-and-Material and Labor Hour        JAN 1986
     52.246-8       Inspection of Research and Development-            APR 1984
                    cost Reimbursement
     52.246-16      Responsibility for Supplies (Fixed-Price)          APR 1984
     52.247-34      F.O.B. Destination                                 NOV 1991
     52.247-54      Diversion of Shipment under F.O.B. Destination
                    Contracts                                          MAR 1989

                                   21 of 23

     Clause No.                     Title                                Date
     ----------     ----------------------------------------          ---------

     DFARS:

     252.225.7031   Secondary Arab Boycott of Israel                   JUN 1992
                    (IAW DFARS 225.770-5)
     252.227-7028   Requirement for Technical Data Representation      JUN 1995
                    (IAW 227.403-70(a)(5)(ii))
     252.239.73     Acquisition of Automatic Data Processing Equipment by DoD
                    Contractors


     See document titled "PART II - CONTRACT CLAUSES, SECTION I, CONTRACT CLAUSES" for additional clauses. (This document is Section I of PRIME Contract DCA100-96-D-0049, DEIS II.)

     Regarding FAR and DFARS clauses: where necessary to make the context of these clauses applicable to this SUBCONTRACT, the term "Contractor" shall mean "SUBCONTRACTOR" or "Seller," and "CONTRACTING OFFICER" and equivalent phrases shall mean LOCKHEED MARTIN.

                                   22 of 23

                                 DEFINITIONS

As used throughout this SUBCONTRACT, the following terms shall have the meanings set forth below:

1. The Subcontract - The executed contractual agreement between Buyer and Seller listing supplies/services to be furnished and the considera-tion therefor. The Subcontract includes the blanket purchase order, the releases issued against it and all attachments to the blanket purchase order or releases.
2. Subcontract - The terms "subcontract", "blanket purchase order", "purchase order," "order" and "agreement" are interchangeable and include any amendments or change orders.
3.     Buyer or Contractor - The party purchasing the supplies/services.
4. Seller, Supplier or Subcontractor - The party that has entered into this Subcontract with the Buyer.
5. Government - The United States of America or any department or agency thereof.
6.     Head of Agency or Secretary -  The Secretary, Under Secretary,
       Assistant Secretary, or any other head or assistant head of an executive or military department or other federal agency of the Government of the United States of America. The term "his duly authorized representative" means any person or persons or board (other than the CONTRACTING OFFICER) authorized to act for the Head of the Agency or the Secretary.
7. Procuring Agency - The department of the Government having cognizance of the prime contract.
8. Contracting Officer - The person having cognizance on behalf of the Government of the Prime Contract and any other officer or civilian employee of the Government who is properly designated as the Contracting Officer of the procuring agency. The term includes, except as otherwise provided in this Subcontract, any authorized representative of such Contracting Officer acting within the limits of his authority.
9. FAR - The Federal Acquisition Regulation in effect on the date of this subcontract.
10. DFARS - The Department of Defense FAR Supplement in effect on the date of this subcontract.
11. Provision - Any part of this Subcontract or attachment thereto including, but not limited to, any referenced or incorporated agreement, specification, documentation or data, or any clause(s) or part(s) or combination(s) thereof.
12. Buyer's Subcontract Representative - Such employee(s) of the Buyer, as the Seller has received notice from the Buyer, as having authority to act for and in behalf of the Buyer.
13.    Lockheed Martin Corporation (LMC), Lockheed Martin (LM), Lockheed
       Martin Services, Inc., or Lockheed Martin Services may be used inter-changeably and all refer to the Buyer or Contractor.



                                    23 of 23

                        LOCKHEED MARTIN SERVICES, INC.
                           SUBCONTRACT: G717053J74
                       SUBCONTRACTOR: ENTERTEK SYSTEMS


                           DEFINITIZED LABOR RATES





The fully loaded hourly labor rates by labor category negotiated and definitized for this SUBCONTRACT, consisting of rates for the base period and option years 1 through 4, follow this cover page.

                             LOCKHEED MARTIN SERVICES, INC.
                                   SUBCONTRACT.
                            SUBCONTRACTOR: EnterTek, Inc.

G/T= US Government Site or Tenant Site (Lockheed Martin Site)
2.2% Escalation applied on the billable rate for Option Years


Labor                                                  BASE           OPTION 1         OPTION 2         OPTION 3        OPTION0N 4
Cat. No.            Labor Category                     G/T              G/T               G/T              G/T            G/T
--------    ------------------------------------  -----------       ----------         --------         ---------     ------------

 2          Project Manager                           $0.00            $0.00              $0.00           $0.00          $0.00
 3          Quality Assurance Manager                 $0.00            $0.00              $0.00           $0.00          $0.00
 4          Quality Assurance Analyst                 $0.00            $0.00              $0.00           $0.00          $0.00
 5          Project Control Specialist                $0.00            $0.00              $0.00           $0.00          $0.00
 6          Program Administration Specialist         $0.00            $0.00              $0.00           $0.00          $0.00
 7          Senior Functional Analyst                $53.39           $54.56             $55.76          $56.99         $58.24
 8          Functional Analyst                        $0.00            $0.00              $0.00           $0.00          $0.00
 9          Principal Systems Architect               $0.00            $0.00              $0.00           $0.00          $0.00
10          Senior Systems Architect                 $51.80           $52.94             $54.10          $55.29         $56.51
11          Principal Information Engineer            $0.00            $0.00              $0.00           $0.00          $0.00
12          Senior Information Engineer              $51.80           $52.94             $54.10          $55.29         $56.51
13          Senior Computer Systems Analyst          $37.18           $38.00             $38.84          $39.69         $40.56
14          Computer Systems Analyst                  $0.00            $0.00              $0.00           $0.00          $0.00
15          Junior Computer Systems Analyst           $0.00            $0.00              $0.00           $0.00          $0.00
16          Senior Application Engineer              $49.79           $50.89             $52.01          $53.15         $54.32
17          Applications Engineer                     $0.00            $0.00              $0.00           $0.00          $0.00
18          Application Programmer                    $0.00            $0.00              $0.00           $0.00          $0.00
19          Junior Application Programmer             $0.00            $0.00              $0.00           $0.00          $0.00
20          Student Application Programmer            $0.00            $0.00              $0.00           $0.00          $0.00
21          Senior Data Base Management Specialist   $37.99           $38.83             $39.68          $40.55         $41.44
22          Data Base Management Specialist           $0.00            $0.00              $0.00           $0.00          $0.00
23          Data Entry Clerk                          $0.00            $0.00              $0.00           $0.00          $0.00
24          Operations Manager                        $0.00            $0.00              $0.00           $0.00          $0.00
25          System Administrator                      $0.00            $0.00              $0.00           $0.00          $0.00
26          System Operator                           $0.00            $0.00              $0.00           $0.00          $0.00
27          Senior Training Specialist                $0.00            $0.00              $0.00           $0.00          $0.00
28          Training Specialist                       $0.00            $0.00              $0.00           $0.00          $0.00
29          Help Desk Manager                        $32.16           $32.87             $33.59          $34.33         $35.09
30          Help Desk Specialist                      $0.00            $0.00              $0.00           $0.00          $0.00
31          Hardware Specialist                      $31.13           $31.81             $32.51          $33.23         $33.96
32          Senior Hardware Install Technician        $0.00            $0.00              $0.00           $0.00          $0.00
33          Hardware Install Technician               $0.00            $0.00              $0.00           $0.00          $0.00
34          Hardware Draftsman                        $0.00            $0.00              $0.00           $0.00          $0.00
35          Senior Network Installation Technician    $0.00            $0.00              $0.00           $0.00          $0.00
36          Network Installation Technician           $0.00            $0.00              $0.00           $0.00          $0.00
37          Network Draftsman                         $0.00            $0.00              $0.00           $0.00          $0.00
38          Communications Network Manager           $42.04           $42.96             $43.91          $44.88         $45.87
39          Communications Specialist                $25.90           $26.47             $27.05          $27.65         $28.26
40          Principal Business Process Reeng. Spec.   $0.00            $0.00              $0.00           $0.00          $0.00
41          Sr Business Process Reeng. Specialist     $0.00            $0.00              $0.00           $0.00          $0.00
42          Cost Analyst                              $0.00           $34.76             $35.52          $36.30         $37.10
43          Data Standardization Specialist           $0.00            $0.00              $0.00           $0.00          $0.00
44          Documentation Specialist                  $0.00            $0.00              $0.00           $0.00          $0.00
45          Technical Writer/Editor                   $0.00            $0.00              $0.00           $0.00          $0.00
46          Sr Computer Security Systems Specialist   $0.00            $0.00              $0.00           $0.00          $0.00
47          Computer Security Systems Specialist      $0.00            $0.00              $0.00           $0.00          $0.00
48          Graphic Specialist                        $0.00            $0.00              $0.00           $0.00          $0.00
49          Electronic Meeting Technographer          $0.00            $0.00              $0.00           $0.00          $0.00



                                    1